UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

LivaNova PLC

(Exact name of registrant as specified in charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Eastbourne Terrace

London, W2 6LG

United Kingdom

(Address of Principal Executive Offices)

+44 20 33250660

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On August 3, 2021, LivaNova PLC (together with its consolidated subsidiaries, the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc. and UBS Securities LLC as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), relating to the Company’s underwritten offering of 3,636,364 ordinary shares, par value ₤1.00 per share (“Ordinary Shares”). The Company also granted the underwriters a 30-day option to acquire up to 545,454 additional Ordinary Shares on the same terms as the initial shares. The Underwriting Agreement is filed herewith as Exhibit 1.1.

The offering of the Ordinary Shares was made pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission on Form S-3 (File No. 333-258359). The underwriters exercised their option to acquire additional Ordinary Shares in full, and on August 6, 2021, the Company closed the offering of the ordinary shares. 4,181,818 Ordinary Shares were issued and delivered at closing. The net proceeds of the offering were approximately $322.4 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The opinion of Cleary Gottlieb Steen & Hamilton LLP relating to the validity of the ordinary shares offered and sold pursuant to the Underwriting Agreement is filed herewith as Exhibit 5.1.

A copy of the press release announcing the pricing of the offering is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 3, 2021, by and between LivaNova PLC and Goldman Sachs & Co. LLC, Barclays Capital Inc. and UBS Securities LLC as representatives of the underwriters listed on Schedule I thereto.
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).
99.1	Press Release, dated August 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVANOVA PLC.
(Registrant)

Date: August 6, 2021	By:	/s/ Keyna Skeffington
Keyna Skeffington
Senior Vice President & General Counsel